EXHIBIT 4.1
(Front of Certificate)

      (Texoil logo - red, block lettering "Texoil" outlined in green with derrick rising above the letter "X")

                                  TEXOIL, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

              Stock Certificate is on ivory paper with green/ivory
                    fancy border - paper is 8" x 12" in size



        COMMON STOCK                           COMMON STOCK
  --------------------------             --------------------------
           NUMBER
                                                  SHARES
   C (blank space to insert
   certificate Certificate                   (BLANK SPACE TO
          number)                            INSERT # SHARES)
  --------------------------             --------------------------
     THIS CERTIFICATE IS
     TRANSFERABLE IN NEW                   CUSIP   882906   50   6
   YORK, NY AND RIDGEFIELD
          PARK, NJ                         SEE REVERSE FOR CERTAIN
                                               DEFINITIONS AND
                                                 INFORMATION


     THIS CERTIFIES THAT


  IS THE RECORD HOLDER OF

  SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($0.01) PER SHARE OF

                                  TEXOIL, INC.

 IN LARGE (APPROXIMATELY 24) FONT, WORDS SUPERIMPOSED OVER SMALL PRINT (OUTLINED
                          BELOW) - CERTIFICATE OF STOCK

         transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
            IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be fixed hereto.


                                                       Dated:
   Signature of Frank A. Lodzinski
      Word "PRESIDENT" under Lodzinski signature.

         CORPORATE SEAL TO CENTER BOTTOM

                                   COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                 TRANSFER AGENT AND REGISTRAR

Small signature of J M Crews positioned under the signature of Lodzinski. Word "SECRETARY" under signature and aligned to the word "President"


                                                       BY
AMERICAN BANK NOTE COMPANY                                  AUTHORIZED SIGNATURE

(Back of Certificate)
                            (BLACK AND WHITE HEADING)
                          TEXOIL LOGO TO CENTER OF PAGE

THE ARTICLES OF INCORPORATION OF THIS CORPORATION DENY PREEMPTIVE RIGHTS TO ITS STOCKHOLDERS. A FULL STATEMENT OF SUCH LIMITATION IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA.

A FULL STATEMENT OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE VARIOUS CLASSES OF STOCK OR SERIES THEREOF WHICH THE ARTICLES OF INCORPORATION OF THIS CORPORATION AUTHORIZE IT TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH RIGHTS IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPRATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to the applicable laws or regulations:

   TEN COM  - as tenants in common    UNIF GIFT MIN ACT -          Custodian
   TEN ENT  - as tenants by the                           ---------       ---------
              entireties                                    (Cust)          (Minor)
   JT TEN   - as joint tenants
              with right of survivorship                    Under Uniform Gifts to
              and not as tenants in common                        Minors Act

                                                          -------------------------
                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,                                                hereby sell,
                    ----------------------------------------------
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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Please print or typewrite name and address including postal zip code and telephone number of assignee


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                                                                          Shares
--------------------------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
       --------------------     -----------------------------------------------
                                NOTICE:   The signature to this assignment must
                                          correspond with the name as written
                                          upon the face of the Certificate, in
                                          every particular, without alteration
                                          or enlargement, or any change
                                          whatever.

Signature Guaranteed

-----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 14Ad-15.